UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Goldman Sachs Middle Market Lending Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II 71 S WACKER DR SUITE 1200 CHICAGO, IL 60606 V23194-P97929

You invested in GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 8, 2023.

Get informed before you vote

View the Notice and Proxy Statement, Form 10-K and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* November 8, 2023 10:00 AM EST
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/MMLC2023

*Please check the meeting materials for any special requirements for meeting attendance.
V1.2

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. To elect six directors of the Company who will each serve until the 2024 annual meeting of the stockholders and until his or her successor is duly elected and qualified;

Nominees:

1a. Karole Dill Barkley	For

1b. Carlos E. Evans	For

1c. Tracy Grooms	For

1d. Timothy J. Leach	For

1e. Richard A. Mark	For

1f. Kaysie Uniacke	For

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V23195-P97929

Your vote is needed!

Dear Fellow Shareholder:

We are pleased to inform you that we are preparing for our upcoming annual meeting, which will be held on November 8, 2023. We must successfully complete this year’s annual meeting proxy process in advance of the date of the meeting in order not to adjourn the annual meeting.

Enclosed are the proxy materials, which describe the proposed amendments in detail. Please review them carefully.

Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials by calling 1-833-501-4843. Failure to obtain the required votes for all of the proposals will adjourn the company meeting, and will need to be rescheduled until all voting requirements are met.

SAMPLE-LTR

Let’s Vote on it. Let your proxy vote be heard. YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: Proxyvote.com

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

Your Vote is Missing We urgently need your vote! Goldman Sachs Middle Market Lending Corp. II YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: Proxyvote.com

Our records indicate that you have not yet voted your shares. The annual shareholder meeting will be held on November 8, 2023. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call -- FOUR WAYS TO VOTE ONLINE PHONE QR CODE MAIL WWW.PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING Please have your proxy card in Call Vote by scanning the Mark, sign and date your hand when accessing the website. Monday to Friday, a.m. Quick Response Code or ballot and return it in the There are easy-to-follow directions to p.m. ET to speak “QR Code” on the Proxy postage-paid envelope to help you complete the with a proxy specialist. Card/VIF enclosed. provided. electronic voting instruction form. WITH A PROXY CARD Call with a touch-tone phone to vote using an automated system. Goldman Sachs Middle Market Lending Corp. II 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

Solicitation Script (Inbound and Outbound)

Goldman Sachs Middle Market Lending Corp. II

Meeting Date: November 8th, 2023

Toll Free Number: 1-833-501-4843

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the Goldman Sachs Middle Market Lending Corp. II proxy. My name is <Agent Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of Goldman Sachs Middle Market Lending Corp. II to confirm you have received the proxy materials for the Annual Meeting of Shareholders scheduled for November 8th, 2023. Have you received proxy materials?

NEAR MEETING DATE OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of Goldman Sachs Middle Market Lending Corp. II to confirm you have received the proxy materials for the Annual Meeting of Shareholders scheduled in just a few days on November 8th, 2023. Have you received proxy materials?

ADJOURNMENT OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of your current investment with Goldman Sachs Middle Market Lending Corp. II. Due to the lack of shareholder participation, Annual Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

VOTING:

Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 833-501-4843.

© 2023 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	broadridge.com CONFIDENTIAL INFORMATION
ES Comments 9.1

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

I can resend the proxy materials to you, or I can review the proposal(s) with you and record your vote immediately by phone. <Pause for response>

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON’T WANT PROPOSAL(S) REVIEWED:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-501-4843.

IF NOT INTERESTED:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

VOTING (ANY VOTE NEEDED):

Your board has recommended a vote “FOR” the proposal(s), or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Goldman Sachs Middle Market Lending Corp. II. You should have received proxy material electronically or in the mail concerning the Annual Meeting of Shareholders to be held on November 8th, 2023.

CONFIDENTIAL INFORMATION | © 2023	2

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-501-4843 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Goldman Sachs Middle Market Lending Corp. II. You should have received proxy material electronically or in the mail concerning the Annual Meeting of Shareholders to be held on November 8th, 2023.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-501-4843 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

PRE-RECORDED MESSAGES – NO CHANGES

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll free number is no longer in service for proxy-related calls. If you have questions regarding your investment, please contact your investment professional. Thank you.

CC HOURS (EASTERN TIME):

Monday through Friday, 9AM to 10PM

CONFIDENTIAL INFORMATION | © 2023	3

Re:	Vote Now! GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II Annual Meeting